SUBSEQUENT EVENTS	3 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

5.	SUBSEQUENT EVENTS

On July 10, 2013 the Company entered into a Private Placement Subscription Agreement (the “Subscription Agreement”) with an individual investor (the “Subscriber”). Pursuant to the Subscription Agreement the Subscriber has agreed to purchase 2,000,000 shares of the Company’s common stock at a set price of $0.25 per share. The shares were duly issued on said date.

Funds for the above issue were received by the Company on July 12, 2013, and a proportion of these funds were used to repay the bank overdraft subsequent to which the fixed and floating charge on all property and assets was cancelled together with the Director’s personal guarantee.

The Company has also repaid $156,506 of debt to IIMG from the above proceeds.